UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 6, 2012

BROOKLYN FEDERAL BANCORP, INC.
(Exact name of Registrant as Specified in Charter)

FEDERAL	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, New York 11201
(Address of principal executive offices)

(718) 855-8500
(Registrant’s telephone number, including area code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets.

On January 6, 2012, Brooklyn Federal Bancorp, Inc. (“Brooklyn Bancorp”) was acquired via merger by Investors Bancorp, Inc. (the “Merger”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated August 16, 2011, as amended on November 15, 2011, by and between (i) Investors Bank, Investors Bancorp, Inc., and Investors Bancorp, MHC, and (ii) Brooklyn Federal Savings Bank, Brooklyn Bancorp and BFS Bancorp, MHC.

The Merger became effective on January 6, 2012, upon the filing of a certificate of merger with the Delaware Secretary of State.  At that time, each share of our common stock, other than shares held by BFS Bancorp, MHC, was converted into the right to receive $0.80 in cash, without interest.

We have notified NASDAQ of our intention to delist our stock as of January 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 6, 2012	BROOKLYN FEDERAL BANCORP, INC.

	By:	/s/ Gregg J. Wagner
Gregg J. Wagner
President and Chief Executive Officer